INVENTORIES	12 Months Ended
Dec. 31, 2019
INVENTORIES
INVENTORIES

9.    INVENTORIES

Inventories consisted of the following:

	As of December 31,
	2018	2019
	RMB	RMB
Raw materials	1,337,270,185	1,350,518,751
Work-in-progress	1,553,346,553	792,495,823
Finished goods	2,852,711,200	3,675,774,411
Total	5,743,327,938	5,818,788,985

Write-down of the carrying amount of inventory to its estimated net realizable value was RMB313,711,534, RMB220,171,794 and RMB135,874,384 for the years ended December 31, 2017, 2018 and 2019, respectively, and were recorded as cost of revenues in the consolidated statements of operations. Inventory write downs were mainly related to the inventories whose market value is lower than its carrying amount due to lower photoelectric conversion efficiencies.

As of and December 31, 2018 and December 31, 2019, inventories with net book value of RMB171,665,538 and RMB258,692,099 were pledged as collateral for the Group’s borrowings (note 19).